UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Digipath, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

DIGIPATH, INC.

6450 Cameron Blvd., Suite 113
Las Vegas, NV 89118

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on May 13, 2019

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of Digipath, Inc. (the “Company”) to be held 13, 2019, at 12:00 p.m., Pacific Standard Time, at 6450 Cameron Blvd., Suite 113, Las Vegas, NV 89118, for the following purposes:

1. To approve an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock from 90,000,000 shares to 250,000,000 shares; and

2. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 1, 2019 are entitled to notice and to vote at the special meeting and any adjournment or postponement of the meeting.

Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the special meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors

Todd Denkin
Chairman of the Board and
Chief Executive Officer
April 15, 2019

DIGIPATH, INC.

6450 Cameron Blvd., Suite 113
Las Vegas, NV 89118

PROXY STATEMENT

Special Meeting of Stockholders to be held on May 13, 2019

The enclosed proxy is solicited on behalf of the Board of Directors of Digipath, Inc., a Nevada corporation (the “Company”), for use at the special meeting of stockholders to be held on May 13, 2019, at 12:00 p.m., Pacific Standard Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting.

The special meeting will be held at 6450 Cameron Blvd., Suite 113, Las Vegas, NV 89118.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 15, 2019 to all stockholders entitled to vote at the special meeting.

All expenses incurred in connection with this solicitation will be paid by the Company.

Purposes of the Special Meeting

The special meeting has been called for the following purposes:

1. To approve an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock from 90,000,000 shares to 250,000,000 shares;

2. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

VOTING PROCEDURES

How You Can Vote

You may vote your shares by proxy or in person using one of the following methods:

●	Voting by Internet. You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is May 12, 2019, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote over the Internet, you need not return your proxy card.

●	Voting by Proxy Card. You may vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by May 12, 2019. Alternatively, you may fax the proxy card to the fax number set forth on the proxy card. The deadline for voting by fax is May 12, 2019, at 11:59 p.m., Eastern Standard Time.

●	Voting by Telephone. If you hold your shares through a broker, bank or other nominee, you may vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is May 12, 2019, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote by telephone, you need not return your proxy card.

●	Voting in Person. You may vote in person at the special meeting if you are the record owner of the shares to be voted. You can also vote in person at the special meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

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Record Date and Voting Rights

The Board has fixed the close of business on April 1, 2019 as the record date for the determination of stockholders entitled to receive notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. As of the close of business on April 1, 2019 the Company had outstanding 47,609,716 shares of common stock and 1,325,942 shares of Series A Preferred Stock. The holders of our common stock are entitled to one vote per share and the holders of our Series A Preferred Stock are entitled to five votes per share (which is the number of shares of common stock each share of Series A Preferred Stock is convertible into) and vote with the holders of our common stock as a single group on all matters submitted to a vote of our holders of common stock. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting will constitute a quorum.

How You Can Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker, bank or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

How Your Proxy Will Be Voted

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against the proposed amendment to the Company’s Articles of Incorporation.

If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposal set forth in the accompanying “Notice of Special Meeting of Stockholders” and in such manner as the proxy holders named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

How You Can Revoke Your Proxy and Change Your Vote

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

●	attending the special meeting and voting in person;

●	delivering a written revocation to the Company’s Chief Executive Officer;

●	timely submitting another signed proxy card bearing a later date; or

●	timely voting by telephone or over the Internet as described above.

Your most current proxy card, telephone, or Internet proxy is the one that will be counted.

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Vote Required

Assuming the existence of a quorum, the proposal to amend our Articles of Incorporation will be approved if the votes cast for approval of the proposal constitutes a majority of the shares entitled to a vote on such proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against such proposal.

PROPOSAL NO. 1

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Overview

The Company’s board of directors has unanimously approved a proposal to amend its Articles of Incorporation to increase the authorized shares of common stock of the Company from 90,000,000 shares to 250,000,000 shares, subject to stockholder approval. The board has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s stockholders for approval. The text of the form of proposed amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock of Company to 250,000,000 shares is attached to this proxy statement as Appendix A.

If the Company’s stockholders approve this Proposal, the Company expects to promptly file a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada to increase the number of authorized shares of common stock. Upon filing, the Certificate of Amendment to the Company’s Articles of Incorporation will increase the number of authorized shares of common stock from 90,000,000 to 250,000,000.

Reasons for the Increase in Authorized Shares

As of April 1, 2019, the record date for the special meeting, the Company had 47,609,716 shares of common stock outstanding, 1,325,942 shares of Series A Preferred Stock outstanding convertible into an aggregate of 6,629,710 shares of common stock, outstanding options to purchase an aggregate of 5,105,000 shares of common stock, warrants to purchase an aggregate of 4,100,461 shares of common stock, and convertible notes under which approximately 3,610,000 shares of common stock may be issued. Accordingly, at present, the Company has a limited number of authorized shares of its common stock available for future issuances.

Although the Company has no current commitments or agreements to issue additional shares of common stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. These purposes may include, among others:

●	raising capital;

●	the acquisition of other businesses;

●	providing equity incentives to employees, officers or directors; and

●	establishing strategic relationships with other companies.

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The terms of additional shares of common stock will be identical to those of the currently outstanding shares of the Company’s common stock. However, because holders of the Company’s common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any additional shares of common stock authorized as a result of the increase in the number of authorized shares of common stock will reduce the current stockholders’ percentage of ownership interest in the total outstanding shares of common stock.

Effects of the Increase in Authorized Shares

The proposed increase in the authorized number of shares of common stock could have a number of effects on the stockholders of the Company depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’ management could have the effect of making it more difficult to remove the Company’ management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The proposed amendment to Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 shares to 250,000,000 shares will be effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada. The Company expects to file the proposed Certificate of Amendment promptly following approval of this Proposal.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 1 constitutes a majority of the shares entitled to a vote on the proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO AMEND THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000.

OTHER MATTERS

The Board of Directors does not know of any other matters which will be presented at the special meeting. If any other matters are properly brought before the special meeting, the proxy holders named on the enclosed proxy card will vote on such matter in accordance with their best judgment.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of April 1, 2019, certain information with regard to the record and beneficial ownership of the Company’s common stock by (i) each person known to the Company to be the record or beneficial owner of 5% or more of the Company’s common stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all executive officers and directors of the Company as a group. The address of each of our directors and executive officers named in the table is c/o Digipath, Inc., 6450 Cameron Street, Suite 113, Las Vegas, Nevada 89118:

			Series A
	Common Stock		Preferred Stock
Name of Beneficial Owner(1)	Number of Shares	% of Class(2)	Number of Shares	% of Class

Todd Denkin, CEO and Chairman(3)	3,201,879	6.3%	-	-
Todd A. Peterson, CFO(4)	1,229,699	2.6%	-	-
Dr. Cindy Orser, Director(5)	700,000	1.5%	-	-
Bruce Raben, Director(6)	450,000	*	-	-
Directors and Officers as a Group (4 persons)	5,581,578	10.8%	-	-

* less than 1%

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock or Series A Preferred Stock owned by such person.

(2)	Percentage of beneficial ownership is based upon 47,609,716 shares of Common Stock outstanding as of April 1, 2019. For each named person, this percentage includes Common Stock that the person has the right to acquire either currently or within 60 days of April 1, 2019, including through the exercise of an option; however, such Common Stock is not deemed outstanding for the purpose of computing the percentage owned by any other person.

(3)	Includes options to purchase 3,000,000 shares of common stock exercisable at $0.13 per share.

(4)	Includes options to purchase 100,000 shares of common stock exercisable at $0.13 per share.

(5)	Includes options to purchase 650,000 shares of common stock exercisable at $0.13 per share.

(6)	Includes options to purchase 250,000 shares of common stock exercisable at $0.13 per share.

SUBMISSION OF STOCKHOLDER PROPOSALS

Pursuant to Rules 14a-4 and 14a-5(e) under the Exchange Act, to be included in the proxy statement for our next Annual Meeting of Stockholders, stockholder proposals must be received by us at our principal executive office a reasonable time before we begin to print and send proxy materials for such meeting.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Stockholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements, he or she may contact Todd Denkin, our Chief Executive Officer, or Todd Peterson, our Chief Financial Officer, Digipath, Inc., 6450 Cameron Street, Suite 113, Las Vegas, Nevada 89118 (telephone number (702) 527-2060). We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a stockholder of record receiving multiple copies of this proxy statement, you can request householding by contacting us in the same manner. If you own your shares of our common stock through a bank, broker or other stockholder of record, you can request additional copies of this proxy statement or request householding by contacting the stockholder of record.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

EXPENSES

The Company will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. In addition to solicitation by mail, certain of the Company’s officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

We have engaged Okapi Partners to assist in the solicitation of proxies for the special meeting. If you have questions about the special meeting, or if you would like additional copies of this proxy statement or the proxy card, you should contact Okapi Partners by calling toll-free at (855) 208-8901, or by e-mail to info@okapipartners.com.

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Appendix A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Digipath, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation are amended to increase the authorized shares of Common Stock from 90,000,000 to 250,000,000 by amending and restating the first paragraph of Article 3 to read in its entirety as follows:

3. a. The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	250,000,000	$0.001
Preferred	10,000,000	$0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

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DIGIPATH, INC.

SPECIAL MEETING OF STOCKHOLDERS – MAY 13, 2019 12:00 P.M. LOCAL TIME

CONTROL ID:
REQUEST ID:

The enclosed proxy is solicited on behalf of the Board of Directors of Digipath, Inc., a Nevada corporation (the "Company"). The undersigned shareholder of the Company hereby appoints Todd Denkin and Todd Peterson, or either of them, as Proxy, with the power to appoint his substitute, and hereby authorizes such Proxy to represent and to vote, as designated below, all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the special meeting of stockholders to be held at 6450 Cameron Blvd., Suite 113, Las Vegas, NV 89118, on May 13, 2019, at 12:00 p.m., local time (the "Meeting"), at, or any adjournment(s) thereof, and at his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/DIGP

Please ensure you fold then detach and retain this portion of this Proxy

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PHONE: 1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF DIGIPATH, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:

REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS SPECIFIED WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2019

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)

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